Exhibit 99.2 SECOND QUARTER 2023 EARNINGS CALL LEON TOPALIAN Chair, President and CEO STEVE LAXTON Executive Vice President and CFO July 25, 2023

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “intend,” “may,” “project,” “will,” “should,” “could” and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and although we base these statements on circumstances that we believe to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. The Company does not undertake any obligation to update these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this presentation. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of our operations to general market conditions, and in particular, prevailing market steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) the availability and cost of electricity and natural gas, which could negatively affect our cost of steel production or result in a delay or cancellation of existing or future drilling within our natural gas drilling programs; (5) critical equipment failures and business interruptions; (6) market demand for steel products, which, in the case of many of our products, is driven by the level of nonresidential construction activity in the United States; (7) impairment in the recorded value of inventory, equity investments, fixed assets, goodwill or other long-lived assets; (8) uncertainties and volatility surrounding the global economy, including excess world capacity for steel production, inflation and interest rate changes; (9) fluctuations in currency conversion rates; (10) significant changes in laws or government regulations affecting environmental compliance, including legislation and regulations that result in greater regulation of greenhouse gas emissions that could increase our energy costs, capital expenditures and operating costs or cause one or more of our permits to be revoked or make it more difficult to obtain permit modifications; (11) the cyclical nature of the steel industry; (12) capital investments and their impact on our performance; (13) our safety performance; (14) our ability to integrate businesses we acquire; (15) the impact of the COVID-19 pandemic, any variants of the virus, and any other similar public health situation; and (16) the risks discussed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and elsewhere therein and in the other reports we file with the U.S. Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this news release, including EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP. We define EBITDA as net earnings before noncontrolling interests adding back the following items: interest expense, net; provision for income taxes; depreciation; and amortization. Please note that other companies might define their non-GAAP financial measures differently than we do. Management presents the non-GAAP financial measure of EBITDA in this news release because it considers it to be an important supplemental measure of performance. Management believes that this non-GAAP financial measure provides additional insight for analysts and investors evaluating the Company’s financial and operational performance by providing a consistent basis of comparison across periods. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures provided in this news release, including in the accompanying tables. 3

Q2 HIGHLIGHTS

FINANCIAL HIGHLIGHTS	OPERATIONAL HIGHLIGHTS





FINANCIAL HIGHLIGHTS

- $2.2 billion EBITDA[1]
- $1.5 billion Net Earnings
- $5.81 Earnings Per Share
- Returned $580 million to shareholders, representing ~40% of Q2 net earnings
  - 3.1 million shares repurchased at average cost of $147.03 per share

OPERATIONAL HIGHLIGHTS

- Safest 1H in company history
- Steel Mills segment shipped ~6 million tons for second consecutive quarter
- 84% mill operating rate, up from 79% Q1
- Steel Products segment shipped ~1.2M tons in Q2, up from 1.1M tons in Q1
- DRI operations produced ~1M tons

[1]EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix.

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GROWING THE CORE
Q2 STEEL MILL PROJECTS UPDATE

Nucor Steel Gallatin (Sheet & Tube)

- Produced ~440K tons in Q2
- Reached full run-rate production (2.8 Mtons/yr) in June
- Profitable in Q2, with profit margins growing each month of the quarter
- Construction on new tubular operations continues, with commissioning and startup to occur by Q4.

Nucor Steel Brandenburg (Plate)

- Largest caster in western hemisphere
- Continue to ramp-up production levels with broader casting, rolling & finishing capabilities
- Produced plate products ranging in thickness from 1” to 12” throughout Q2
- Estimated production of ~300K tons in 2H 2023
- Expect to turn profitable by year-end

Nucor Steel West Virginia (Sheet)

- Anticipate final federal permit very soon
- Construction period to last ~2 years following receipt of all required permits
- Will serve the heartland of American steel consumption with a considerably lower carbon footprint

Nucor Steel Lexington (Bar)

- Broke ground in May 2023 and expect to begin commercial operations by early 2025
- Annual rebar capacity of 430K tons
- Strategically located in one of the fastest-growing regions in the U.S.

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STEEL PRODUCTS SIGNIFICANT 1H EARNINGS CONTRIBUTION… 1H 2023 SEGMENT 1H STEEL PRODUCTS (a) (a) EARNINGS MIX EARNINGS & MARGIN GROWTH $1,982 $2,000 $1,815 $1,800 $1,600 STEEL PRODUCTS 45% $1,400 $1,200 $1,000 $800 $600 $471 $400 $315 STEEL MILLS $242 RAW $194 51% $200 MATERIALS 4% $0 1H 2018 1H 2019 1H 2020 1H 2021 1H 2022 1H 2023 Tons Sold ➢ 4th consecutive quarter with Steel 2.4 2.3 2.4 2.5 2.5 2.3 (millions) Products contributing 40% or more to $ EBT/Ton $99 $84 $133 $187 $713 $849 overall earnings mix 6 (a) Operating segment earnings before income taxes and non-controlling interests. Excludes corporate, other and eliminations. $ EBT in millions

STEEL PRODUCTS
…AND POISED FOR SUSTAINED SUCCESS



NUCOR MARKET LEADER
Plate
Conduit
HVAC Sheet Metal
Stairs
Columns
Beams
Joists
Mezzanine
Decking
IMP
Sprinkler Pipe
Metal Roof
Rebar for Foundation
Racking
Overhead Doors
Louvers
Rebar for Tilt-up

Nucor Leadership & Diversity

- Produce ~90% of steel intensity for a typical large warehouse or manufacturing facility
- Leading supplier of the steel products most commonly used in non-residential construction
- Over 100 fabrication centers throughout North America
- Over 5,000 Steel Products customers, none representing more than 5% consolidated revenue

➢ **Revaluation of Engineered Products**
- Departure from “cost +” paradigm
- Customers placing more value on engineered solutions & reliability
- Margins remain well above historical average, even with lower shipments

Pre-engineered Metal Buildings

Custom Racking

Joist & Steel Girders

Decking

Insulated Metal Panels

Towers & Structures

Rebar Fabrication

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NUCOR®

EXPAND BEYOND GROWTH STRATEGY ALIGNED WITH STEEL-INTENSIVE MEGA TRENDS ➢ Growing into complementary businesses that leverage our core capabilities and are aligned with steel-intensive mega trends ➢ Driving incremental value and enhancing our portfolio with sustainable solutions for customers ➢ Pursing opportunities with the following characteristics: ✓ Attractive growth profile ✓ Higher free cash flow ✓ Attainable synergies ✓ More stable earnings profile ✓ Less capital intensive 8

ADVANCING OUR SUSTAINABILITY STRATEGY THROUGH INNOVATION, INVESTMENT & PARTNERSHIPS Carbon Capture BioCarbon Green Pig Emissions Zero & Storage Iron Free Power Emission Iron (“CCS”) Biocarbon can be Green pig iron can Announced CCS Supporting Evaluating novel produced from be produced from project with Exxon greening of power iron making sawmill residuals sustainable at Louisiana DRI grid via renewable processes that or sustainable charcoal instead facility energy VPPAs could result in forestry products of coal near zero emissions iron Piloting early- Exploring Behind production stage air capturing the Meter power of GHGs generation and storage • Electra investment NuScale investment and SMR co-location MOU 9

Q2 2023 SEGMENT RESULTS STEEL MILLS SEGMENT Q2 2023 VS. Q1 2023 % Change Versus Q2 ‘23 Q1 ‘23 Q2 ‘22 Prior Qtr Prior Year Stable shipment levels • Shipments ( 5,979 6,035 6,448 -1% -7% tons in 000s) Higher realized pricing • 1 EBT ($M) $1,404 $838 $2,816 68% -50% • Lower conversion costs on energy and higher EBT/Ton ($) $235 $139 $437 69% -46% production/utilization STEEL PRODUCTS SEGMENT % Change Versus Q2 ‘23 Q1 ‘23 Q2 ‘22 Prior Qtr Prior Year Shipments (tons in 000s) 1,193 1,141 1,311 5% -9%• Stable shipments 1 Moderately lower realized pricing EBT ($M) $1,011 $971 $1,130 4% -11%• Continued high profitability per ton • EBT/Ton ($) $847 $851 $862 -1% -2% RAW MATERIALS SEGMENT % Change Versus Q2 ‘23 Q1 ‘23 Q2 ‘22 Prior Qtr Prior Year • Stable shipments, excellent output from 2 Production (tons in 000s) 2,103 2,071 2,149 2% -2% Louisiana DRI offsetting Trinidad curtailment 1 Higher realized prices EBT ($M) $138 $58 $264• 138% -48% 1 EBT ($M) refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant 10 2 quarterly Nucor quarterly earnings news release. Excludes scrap brokerage activities

STRENGTH THROUGH THE CYCLE RESILIENT CASH FLOW GENERATION Q2 ‘23 BALANCE SHEET SUMMARY $12,000 US $ in millions xLTM Operating Cash Flow 1 $10,000 as of July 1, 2023 Amount EBITDA % cap Net Income $1.75Bn Revolving Credit Facility $0 $8,000 2010 - 2020 Average Short-Term Debt $33 $6,000 2 Long-Term Debt $6,646 $4,000 Total Debt $6,679 0.8x 24% $2,000 Cash and Cash Equivalents ($5,394) $- Net Debt 1,285 0.2x Total Equity & Non-Controlling Int. $20,941 76% CAPITAL RETURNED AS % NET INCOME Total Book Capitalization $27,620 100% 80% Rating Long-term Short-term Outlook Agency Rating Rating 60% S&P A- A-1 Stable 40% Fitch A- F-1 Stable 20% Moody’s Baa1 P-2 Stable 0% 2016 2017 2018 2019 2020 2021 2022 1H 2023 1 EBITDA is a non-GAAP financial measure. For a reconciliation of non-GAAP measures, please refer to the Appendix. 11 2 Long-Term Debt includes Current Portion of Long-Term Debt and Finance Lease Obligations

Q3 2023 EARNINGS OUTLOOK OUTLOOK VARIANCE SEGMENT EXPECTATIONS FOR Q3 2023 TO Q2 2023 • Decreased profitability on lower average Steel Mills selling prices and stable shipments • Profitability to moderate from historically high Steel Products levels on lower pricing • Expect lower earnings on lower selling prices Raw Materials and stable shipments • Intercompany eliminations likely trend lower, Corp / Eliminations offsetting some of the margin compression reported by operating segments Consolidated Earnings • Overall lower than Q2 12

APPENDIX 13

SUPPORTIVE POLICIES DRIVING INCREASED MANUFACTURING INVESTMENT Annualized Manufacturing Construction Spending by Type Billions of US Dollars 200 $179B 150 COMPUTER, ELECTRICAL & ELECTRONIC 100 TRANSPORTATION $61B CHEMICAL 50 FOOD, BEVERAGE & TOBACCO OTHER 0 2005-2022 AVG JAN-MAY 2023 AVG Source: US Census Bureau –Total Private Construction Spending: Manufacturing in the United States, Billions of Dollars, Monthly, Seasonally Adjusted, Annualized Rate 14

2022 SUSTAINABILITY REPORT HIGHLIGHTS

SAFETY & TEAMMATES	• 4th consecutive record safety year, with 0.95 injury & illness rate • 20 Nucor divisions had zero recordable injuries in 2022 • 92% retention rate, a significant competitive advantage in a tight labor market • 93% of teammates are proud to tell others that they work for Nucor
ENERGY & GHG REDUCTION GOALS	• ~40% of electricity comes from renewable or non-fossil energy sources • Committed to 35% reduction in Scope 1 & 2 GHG intensity for steel mills by 2030, measured against a 2015 baseline • Beyond 2030, committed to reductions in steel mill carbon intensity towards net zero-emission steel at scale
ENVIRONMENTAL METRICS	• Scope 1 & 2 Emissions: 0.44 metric tons CO2e / metric ton of steel produced. This is 75% lower than the global steelmaking average and is already 20 years ahead of the Paris Climate Accord's 1.5C-degree scenario • Scope 1, 2 & 3 Emissions: 0.76, roughly 60% lower than the global average • Recycle 100% of our water, often 8-10 times before it is discarded
GOVERNANCE	• Eight-member Board of Directors: seven independent, three women (two of whom are minority women) • Our CEO and our entire executive team are fully engaged in Nucor's progress toward achieving our sustainability goals and initiatives

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NUCOR®

EXPANDING BEYOND CREATING VALUE THROUGH MULTIPLE SYNERGY STRATEGIES SYNERGY MANUFACTURING SUPPLY CHAIN CHANNELS TO THROUGH CYCLE POTENTIAL PROCESS EFFICIENCIES MARKET EBITDA TARGET $400 $150 $100 $50 EXPAND BEYOND PORTFOLIO $700 LTM Q2 2023 EBITDA: $455 MILLION 16 Synergy potential: HIGH MODERATE

NUCOR’S WINNING BUSINESS MODEL GENERATING GROWTH & SHAREHOLDER RETURNS • Largest and most diversified 2020-2022 CUMULATIVE steel products company in the US • Returned $7.6B to • Leader in 10 out of 14 product lines shareholders; 50% of net earnings • Highly variable cost structure • 50 years dividend increases Highly Efficient Manufacturer Consistent Shareholder 1 2020-2022 CUMULATIVE Returns Significant • Generated $22.6B Cash Flow EBITDA Generation • $13.9B Free Cash Flow 2020-2022 CUMULATIVE Growth • $5.0B CAPEX Investments • $5.1B Acquisitions Strong INDUSTRY LEADING CREDIT • Established four new Balance Expand Beyond platforms • 25% Total Debt/Capitalization Sheet 1 • <1x Total Debt/LTMEBITDA • A- ratings from S&P and Fitch 1 EBITDA and Free Cash Flow (FCF) are non-GAAP financial measures. For a reconciliation of non-GAAP 17 measures, please refer to the Appendix

FEDERAL INITIATIVES

KEY INITIATIVES	FEDERAL FUNDING PROGRAMS	EST. INCREMENTAL ANNUAL STEEL*	TIMING CONSIDERATIONS
 INFRASTRUCTURE	IIJA includes new funding of $550B for transportation & core infrastructure projects	3-5 Mtpa	• First wave of new bridge projects underway • IIJA allocates transportation funding through 2026
 CLEAN ENERGY	IRA includes $370B in clean energy tax incentives	2-3 Mtpa	• Biden Admin. targeting 30GW of US offshore wind by 2030 • Most large utilities have 2030 interim GHG reduction goals on path to net zero
 RESHORING	CHIPS and Science Act includes $55B to reshore U.S. manufacturing	~0.5 Mtpa	• Expect funding for over 30 advanced manufacturing projects over next decade • Steel intensive projects with average cost of ~$10 billion
	~$975 BILLION	**~5-8 Mtpa**	**Incremental annual steel demand over next decade**

* Estimated incremental steel demand measured in million of tons per annum (Mtpa)

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SEGMENT RESULTS: STEEL MILLS AND STEEL PRODUCTS STEEL MILLS % Change Versus Shipments (tons in thousands) Q2 ‘23 Q1 ‘23 Q2 ‘22 Prior Qtr. Prior Year -1% -5% Sheet• Stable shipment levels 2,786 2,819 2,934 Bars -2% -7% 2,122 2,169 2,273 • Higher realized pricing Structural -6% -19% 505 536 624 Lower conversion costs on energy and • Plate 15% 10% 520 454 474 higher production/utilization -19% -68% Other Steel 46 57 143 Total Shipments 6,035 -1% -7% 5,979 6,448 1 EBT ($ in millions) $838 68% -50% $1,404 $2,816 1 69% -46% EBT /Ton ($) $139 $235 $437 STEEL PRODUCTS % Change Versus Q2 ‘23 Q1 ‘23 Q2 ‘22 Shipments (tons in thousands) Prior Qtr. Prior Year Tubular -13% -13% 239 275 274 Stable shipments • 6% -11% Joist & Deck 249 234 281 Moderately lower realized pricing • Rebar Fabrication 19% -2% 332 279 339 • Continued high profitability per ton Piling 12% -5% 113 101 119 Cold finished -4% -9% 112 117 123 Other 10% -15% 148 135 175 Total Shipments 5% -9% 1,193 1,141 1,311 1 EBT ($ in millions) 4% -11% $1,011 $971 $1,130 1 EBT /Ton ($) 0% -2% $847 $851 $862 1 EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed 19 in relevant Nucor quarterly earnings news release

SEGMENT RESULTS: RAW MATERIALS RAW MATERIALS % Change Versus Q2 ‘23 Q1 ‘23 Q2 ‘22 Production (tons in thousands) Prior Qtr. Prior Year DRI 1% 1% • Stable shipments, excellent output from 1,028 1,019 1,016 Louisiana DRI offsetting Trinidad curtailment Scrap Processing 2% -5% 1,075 1,052 1,133 1 2% -2% Higher realized prices Total Shipments• 2,103 2,071 2,149 2 138% -48% EBT ($ in millions) $138 $58 $264 1 Total production excluding scrap brokerage activities. 2 EBT refers to Earnings (loss) before income taxes and noncontrolling interests as disclosed in relevant 20 Nucor quarterly earnings news release

QUARTERLY SALES AND EARNINGS DATA EARNINGS SALES TONS (THOUSANDS) TO OUTSIDE CUSTOMERS (LOSS) BEFORE STEEL STEEL PRODUCTS INCOME TAXES COMP. SALES OTHER TOTAL PRICE TOTAL STEEL STEEL COLD REBAR TUBULAR STEEL STEEL RAW TOTAL NET SALES PER PER YEAR SHEET BARS STRUCTURAL PLATE STEEL JOISTS DECK FINISH FAB PILING PRODS PRODS PRODS MATLS TONS (000’S) TON (000’S) TON 2023 Q1 2,384 1,550 440 430 4,804 135 99 117 279 101 275 135 1,141 498 6,443 8,709,980 1,352 1,501,697 244 Q2 2,404 1,481 399 490 4,774 142 107 112 332 113 239 148 1,193 621 6,588 9,523,256 1,446 1,924,061 306 Q3 Q4 YEAR 2022 Q1 2,023 1,603 524 389 4,539 179 136 133 291 111 230 155 1,235 620 6,394 10,493,282 1,641 2,766,623 450 Q2 2,470 1,625 494 452 5,041 158 123 123 339 119 274 175 1,311 625 6,977 11,794,474 1,690 3,324,398 499 Q3 2,197 1,498 491 367 4,553 160 129 112 350 119 231 190 1,291 571 6,415 10,500,755 1,637 2,218,627 363 Q4 1,974 1,365 373 355 4,067 174 127 99 302 94 215 167 1,178 493 5,738 8,723,956 1,520 1,462,893 267 YEAR 8,664 6,091 1,882 1,563 18,200 671 515 467 1,282 443 950 687 5,015 2,309 25,524 41,512,467 1,626 9,772,541 401 21

QUARTERLY SALES PRICES & SCRAP COST STEEL MILLS AVERAGE SCRAP AND SCRAP AVG TOTAL SUBSTITUTE COST EXTERNAL STEEL TOTAL SALES PRICE STRUCTURAL SHEET BARS PLATE PRODUCTS PER GROSS PER NET STEEL PER NET TON TON USED TON USED 2023 2023 st st 1 Quarter 876 1,031 1,452 1,490 1,035 2,872 414 370 1 Quarter nd nd 2 Quarter 1,103 1,080 1,456 1,506 1,168 2,884 2 Quarter 455 406 First Half 990 1,055 1,454 1,499 1,101 2,878 First Half 435 388 rd 3 Quarter rd 3 Quarter Nine Months Nine Months th th 4 Quarter 4 Quarter YEAR YEAR 2022 2022 st st 1 Quarter 1,571 1,140 1,496 1,861 1,436 2,689 1 Quarter 495 442 nd nd 2 Quarter 1,441 1,226 1,583 1,913 1,429 2,931 2 Quarter 534 477 516 461 First Half 1,499 1,183 1,538 1,889 1,432 2,814 First Half rd rd 3 Quarter 1,228 1,176 1,603 1,765 1,296 3,167 3 Quarter 502 448 Nine Months 1,410 1,181 1,559 1,851 1,388 2,933 Nine Months 511 456 th th 4 Quarter 961 1,063 1,543 1,564 1,102 3,230 4 Quarter 427 381 YEAR 1,308 1,155 1,556 1,786 1,324 3,003 YEAR 492 439 22

RECONCILIATION OF GAAP TO NON-GAAP MEASURE $ in millions 1H 1H 2019 2020 2021 2022 LTM 2022 2023 1 Net earnings 1,271 721 6,827 7,607 4,657 2,598 5,548 Net Interest expense 121 153 159 170 101 15 84 Provision for income taxes 412 -- 2,078 2,165 1,434 828 1,559 Depreciation expense 649 702 735 827 397 449 879 Amortization expense 86 83 129 235 87 117 265 EBITDA 2,539 1,659 9,928 11,004 6,676 4,007 8,335 1 Reflects net earnings attributable to Nucor stockholders 23

RECONCILIATION OF GAAP TO NON-GAAP MEASURE $ in millions 2019 2020 2021 2022 1H’23 CASH PROVIDED BY 2,809 2,697 6,231 10,072 3,128 OPERATING ACTIVITIES CAPITAL EXPENDITURES (1,477) (1,543) (1,622) (1,948) (1,057) 1,332 1,154 4,609 8,124 2,071 FREE CASH FLOW 24